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                            SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 2003

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                1-2199
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                             7660 WOODWAY, SUITE 200
                              HOUSTON, TEXAS 77063
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Businesses Acquired: None

   (b) Pro Forma Financial Information: None

   (c) Exhibits.

         99.1     Press Release dated November 20, 2003

ITEM 12. FINANCIAL CONDITION AND RESULTS OF OPERATION.

         On November 20, 2003, the Registrant issued a press release relating to its earnings in the third quarter of 2003 and other matters, a copy of which is attached as an exhibit hereto.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALLIS-CHALMERS CORPORATION

                                                By: /s/ Munawar H. Hidayatallah
                                                    ----------------------------
                                                    Munawar H. Hidayatallah
                                                    President, Chief Executive
                                                    Officer and Chairman

Date: November 20, 2003


Exibit            Description


         99.1     Press Release Dated November 19, 2003